Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement, dated as of November 21, 2017 (this “Amendment”) is entered into by and among Deckers Outdoor Corporation (the “Company”) and JPMorgan Chase Bank, N.A., as Administrative Agent with reference to the Second Amended and Restated Credit Agreement, dated as of November 13, 2014, as amended by Amendment No. 1 to Credit Agreement dated as of August 28, 2015 and Amendment No. 2 to Credit Agreement dated as of October 3, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Credit Agreement”), among the Company, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.         Amendment. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, the definition of “Change in Control” in Section 1.01of the Credit Agreement is hereby amended and restated in its entirety to read as set forth below:

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were not (i) nominated by the board of directors of the Company, (ii) appointed by the board of directors of the Company or (iii) approved (either by a specific vote or approval of a proxy statement issued by the Company on behalf of its entire board of directors in which such individual is named as a nominee for director) as director candidates prior to their election by the board of directors of the Company; or (c) the acquisition of direct or indirect Control of the Company by any Person or group.

2.         Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) that the Administrative Agent shall have received each of the following:

(a)        counterparts of this Amendment duly executed by the Borrowers, Lenders constituting Required Lenders and the Administrative Agent;

(b)        a written consent hereto (the “Consent”) executed by the Guarantors in substantially the form of Exhibit A attached hereto; and

(c)        all fees required to be paid to the Administrative Agent or any Lender and all expenses for which reasonably detailed invoices have been presented on or before the Amendment Effective Date shall have been paid.

3.         Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof (other than (i) such representations as are made as of a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) such representations that are qualified by materiality or as to Material Adverse Effect in the text thereof, in which case such representations and warranties are true and correct in all respects), and (b) no Default now exists.

4.         Confirmation. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

5.         Counterparts. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.         Governing Law. This Amendment SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. In addition to and without limitation of any of the foregoing, this Amendment shall be deemed to be a Loan Document and shall otherwise be subject to all of the terms and conditions contained in Sections 9.09 and 9.10 of the Credit Agreement, as amended by the Amendment, mutatis mutandi.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

DECKERS OUTDOOR CORPORATION

By:	/s/ Thomas A. George
Name: Thomas A. George
Title: Chief Financial Officer

DECKERS UK LIMITED

By:	/s/ Alex Henderson
Name: Alex Henderson
Title: Director

DECKERS BENELUX B.V.

By:	/s/ Paul Bollen
Name: Paul Bollen
Title: Director

By:	/s/ Alex Henderson
Name: Alex Henderson
Title: Director

DECKERS EUROPE LIMITED

By:	/s/ Alex Henderson
Name: Alex Henderson
Title: Director
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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Marshall Trenckmann
Name: Marshall Trenckmann
Title: Executive Director
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COMERICA BANK, as a Lender

By:	/s/ Anita Chan
Name: Anita Chan
Title: Assistant Vice President
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HSBC BANK USA, N.A., as a Lender

By:	/s/ Jean Frammolino
Name: Jean Frammolino
Title: Senior Vice President
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Bank of America, N.A., as a Lender

By:	/s/ Ryan Pennetti
Name: Ryan Pennetti
Title: Vice President
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Compass Bank (DBA as BBVA Compass), as a Lender

By:	/s/ Eric J. Paul
Name: Eric J. Paul
Title: Senior Vice President
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FIFTH THIRD BANK, as a Lender

By:	/s/ Brian Anderson
Name: Brian Anderson
Title: Director
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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Conan Schleicher
Name: Conan Schleicher
Title: Senior Vice President
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Branch Banking and Trust Company, as a Lender

By:	/s/ Jim Wright
Name: Jim Wright
Title: Assistant Vice President
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MUFG UNION BANK, N.A., as a Lender

By:	/s/ Susan Swerdloff
Name: Susan Swerdloff
Title: Managing Director
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ZB, N.A. dba California Bank & Trust, as a Lender

By:	/s/ Brian Knapp
Name: Brian Knapp
Title: Senior Vice President
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WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Martin Noren
Name: Martin Noren
Title: VP & Relationship Manager
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ACKNOWLEDGED BY:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Marshall Trenckmann
Name: Marshall Trenckmann
Title: Executive Director

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